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                                                                      EXHIBIT 99

Form 4 - Joint Filer Information


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
Name:                                        Frost Gamma Investments Trust

Address:                                     4400 Biscayne Boulevard
                                             15th Floor
                                             Miami, Florida  33137

Designated Filer:                            Phillip Frost, M.D.

Issuer & Ticker Symbol:                      Cellular Technical Services
Company, Inc. (CTSC.OB)

Date of Event Requiring
            Statement:                       August 22, 2007
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Signature:  /s/ Phillip Frost, M.D., Trustee
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            Phillip Frost, M.D., Trustee